OMB APPROVAL
OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden Hours per response ........... 38.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2007

JUNIPER CONTENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51240 (Commission File Number)	20-2278320 (IRS Employer Identification No.)

521 Fifth Avenue, Suite 822, New York, New York (Address of Principal Executive Offices)	10175 (Zip Code)

(212) 660-5930
(Registrant’s Telephone Number, Including Area Code)

56 West 45th Street, Suite 805, New York, New York 10036.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01. Regulation FD Disclosure

Juniper Content Corporation (“Company”) is filing the attached fact sheet as exhibit 99.1 which may be used as public relations material as well as for meetings with potential investors and business partners. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1	Juniper Content Corporation Fact Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2007

JUNIPER CONTENT CORPORATION
By:	/s/ Stuart B. Rekant

Name: Stuart B. Rekant
Title: Chairman and Chief Executive Officer